                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549

                                                     FORM 8-K

                                              CURRENT REPORT PURSUANT
                                           TO SECTION 13 OR 15(D) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                          Date of report (Date of earliest event reported): June 8, 2005

                                                ACXIOM CORPORATION
                              (Exact Name of Registrant as Specified in Its Charter)

                                                     DELAWARE
                                  (State or Other Jurisdiction of Incorporation)

                        0-13163                                                  71-0581897
                (Commission File Number)                             (IRS Employer Identification No.)

    1 Information Way, P.O. Box 8180, Little Rock, Arkansas                      72203-8180
         (Address of Principal Executive Offices)                               (Zip Code)

                                                   501-342-1000
                               (Registrant's Telephone Number, Including Area Code)

                                                  Not Applicable
                           (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K filing is  intended  to  simultaneously  satisfy  the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

         Representatives  of the Company will be speaking at several investor  conferences  beginning June 8, 2005, and they intend to  disclose  information  regarding  the  Company's  stock  repurchase  program  (the  "Repurchase
Program").  The Company's  Board of Directors  has  previously  approved a program for the  repurchase of shares of
Common  Stock,  $.10 par value,  of Acxiom in an amount up to $400 million  worth of its shares in various  limited open market  transactions or through  privately  negotiated  transactions.  On May 25, 2005, the Board of Directors of Acxiom  authorized  an  increase in the maximum  total funds that may be expended on the  Repurchase  Program to
$550 million.

As previously  disclosed on the Company's May 11, 2005 conference call,  approximately  9.1 million shares and 12.9 million shares had been  repurchased  under this program as of March 31, 2005, and May 11, 2005,  respectively.  As of June 7,  2005  approximately  17.1  million  shares  had  been  repurchased  at an  average  purchase  price  of approximately $18.01 per share, resulting in a total repurchase cost of approximately $308.4 million.

                                                     SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 8, 2005

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                              _____________________________________________
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader